Short-term loans	12 Months Ended
Dec. 31, 2025
Short-term loans
Short-term loans

19.  Short-term loans

	December 31,
	2024	2025
	US$	US$

Short-term loans	34,853	10,672

The Group entered into several agreements with banks, pursuant to which the Group borrowed loans with total principal amount of US$10 million within a banking facility of US$37 million in 2024. These loans were all with a maturity of less than one year and the annual interest rate is 1.13%. These loans do not include any financial or restrictive covenants.

The Group entered into several agreements with bank, pursuant to which the Group borrowed loan with total principal amount of US$11 million within a banking facility of US$12 million in 2025. These loans were all with a maturity of less than one year and the annual interest rate is 0.93-1.20%. These loans do not include any financial or restrictive covenants.